Exhibit 99.2

CERTIFICATION

The undersigned, the Co-Principal Executive Officer of Bed Bath & Beyond Inc. (the “Company”), hereby certifies, to the best of his knowledge and belief, that the Form 10-Q of the Company for the quarterly period ended November 30, 2002, (the “Periodic Report”) accompanying this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes – Oxley Act and is not intended to be used for any other purposes.

Date: January 14, 2003	/s/ Leonard Feinstein

Leonard Feinstein Co-Chairman and Co-Chief Executive Officer